UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

GH Capital, Inc.

(Name of Registrant as Specified in Charter)

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GH Capital, Inc.

200 South Biscayne Blvd.

Suite 2790

Miami, FL 33131

NOTICE OF STOCKHOLDER ACTION BY

WRITTEN CONSENT TO ALL SHAREHOLDERS OF

GH CAPITAL, INC.

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on November 7, 2019 (the “Record Date”), of shares of all series of stock with voting power of GH Capital, Inc., a Florida corporation (the “Company,” or the “Corporation”), that our Board of Directors (the “Board”) and majority shareholders of approximately 100.00% of our Series A preferred stock, representing approximately 65.00% of total voting rights, as of the Record Date have giving written consent as of October 29, 2019, to approve the following:

(a)    To change name of the Company from GH Capital, Inc. to Vitana-X, Inc.

(b)	To authorize the Board the option to effectuate a Reverse Stock Split of our issued and outstanding shares of Common Stock of the Company (the “Reverse Stock Split Option”), at the sole discretion of the Board within 12 months of this Information Statement, without the issuance of another Information Statement, within the range of 10:1 through 1,000:1.

On October 29, 2019, our Board of Directors and two shareholders who hold a majority of our outstanding voting rights representing approximately 65.00% of total voting rights, executed written consents in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action. The foregoing actions will not become effective before a date, which is twenty (20) calendar days after this Information Statement is first provided to Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Because the written consent of the holders of a majority of our Preferred Stock satisfies any applicable stockholder voting requirement of the Florida Code and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

This Proxy Statement is dated November 8, 2019 and is being first mailed to shareholders on November 8, 2019.

HOW TO OBTAIN ADDITIONAL INFORMATION:

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel, Eilers Law Group P.A., William Robinson Eilers, Esq., at (786) 273-9152. For a written request, mail request to 149 S. Lexington Ave., Asheville, North Carolina, 28801.

On behalf of the Board of Directors of GH CAPITAL, INC. ,

Dated: November 8, 2019	By: /s/ William Bollander
William Bollander
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GH CAPITAL, INC.

200 Biscayne Blvd.

Suite 2790

Miami, FL 33131

INFORMATION STATEMENT

November 8, 2019

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of GH Capital, Inc., a Florida Corporation (the “Company” or the “Corporation”), to notify such Stockholders that on or about October 29, 2019, the Company received written consents in lieu of a meeting of stockholders from 2 holders representing 100% of the Series A Preferred Stock of the Company equaling approximately 65.00% of the total voting rights of the Company (the “Majority Stockholders”) to approve the following corporate actions (the “Corporate Actions”):

1.	To change the name of the Company from GH Capital, Inc., to “Vitana-X, Inc.;” and
2.	The Reverse Stock Split Option.

Accordingly, your consent is not required and is not being solicited in connection with the approval of the matters set forth herein.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of the State of Florida, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our shares of Series A Preferred stock in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on October 29, 2019, the Company had 401,482,400 shares of Common Stock issued and outstanding, 1,000,000 shares of Series A Preferred Stock issued and outstanding with voting rights equal to 65% of all voting rights available at the time of any vote, and 1,000,000 shares of Series B Preferred Stock issued and outstanding with no voting rights.

On October 29, 2019, the holders of 1,000,000 shares of Series A Preferred Stock (or approximately 100.00% of the shares of Series A Preferred Stock then issued and outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and applicable Florida law, a vote by the holders of at least a majority of the voting shares of each class or series of capital stock is required to affect the action described herein. As of the Record Date, the Company had 1,000,000 Series A Preferred Shares with voting rights equal to 65% of all voting rights available at the time of any vote. The consenting Majority Stockholders are the record and beneficial owners of 65.0% of the total number of voting rights. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated October 28, 2019. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Name of Beneficial Owners	Number of Shares	Voting Rights	Percentage of Voting Rights
Dirk Richter
-Common Stock	--	--	--
-Series A	500,000	131,131,780	32.5%
-Series B	--	--	--
Total		131,131,780	32.5%
Bernhard Sammer
-Common Stock	--	--	--
-Series A	500,000	131,131,780	32.5%
-Series B	--	--	--
Total		131,131,780	32.5%
TOTAL			65.0%

PROPOSAL NUMBER ONE: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On October 29, 2019, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Amended and Restated Articles of Incorporation (the “Amendment”). The Majority Stockholders approved the Amendment pursuant to a written consent dated as of October 29, 2019. The Amendment effecting the name change effective following filing with the Secretary of State of the State of Florida, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendment to the amended and restated articles of incorporation of the corporation are modifications determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions.

As disclosed in our SEC filings, we have entered into a Share Exchange Agreement with Vitana-X, Inc. pursuant to what the Board of Directors believes is the best interest of shareholders long term. Vitana-X, Inc., through its own operations will support and promote the new direction in business for the Company.

The principle change in the Amendment is contained in Article 1 of the Amended and Restated Articles of Incorporation of the Corporation (although readers are urged to review the entire Amended and Restated Articles of Incorporation). As stated in Article 1 of the Amended and Restated Articles of Incorporation of the Corporation, the name of the Company will be changed to Vitana-X, Inc. to better reflect the operations of the Company going forward.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

Reasons for the Amendment to the Articles of Incorporation

The amendment to the Articles of Incorporation will better reflect the operations of the Company going forward as the operations of Vitana-X, Inc. and its subsidiaries will make up the bulk of the Company’s business.

PROPOSAL NUMBER TWO: APPROVAL OF THE REVERSE STOCK SPLIT OPTION

GENERAL

The Board approved a resolution to give to the Board of Directors of the Company the option to effectuate a reverse stock split within the range of 10:1 through 1000:1 within 12 months after the filing of this Form 14(c).  Management believes that over the next 12 months, the Company will be positioned for a possible up listing and thus is proactively preparing for a reverse stock split.  The Board of Directors believes that a reverse stock split will help prepare the Company to meet the listing requirements of the NASDAQ or the NYSE.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTEREST IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT HAVE ANY EFFECT ON THE NUMBER OF AUTHORIZED SHARES.

MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. Under this optional reverse stock split each 10-1000 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of fractional shares.

However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders of Common Stock uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 401,482,400 shares of Common Stock as of the Record Date to approximately between 40,148,240- 401,483 shares (depending on the number of fractional shares that are issued or cancelled and depending on the range chosen by the Board). The Reverse Stock Split will not affect the shares of Series A Preferred Stock of which 1,000,000 are issued and outstanding and/or the shares of Series C Preferred Stock of which 1,000,000 are issued and outstanding. The number of authorized shares of Common Stock and its par value will not be affected.

Due to the fact that we are not decreasing the number of Authorized Capital Stock of the Company in conjunction with the Reverse Stock Split, it will have many of the same effects as an increase in authorized common stock. We are not undergoing a Reverse Stock Split in order to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional common shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

DILUTION AND EFFECT OF ACTION ON SHAREHOLDER RIGHT

The general effect upon the rights of the existing security holders as a result of the Reverse Stock Split, which in turn leads to an increase in the authorized and unissued common stock, will not have any overall dilution of the Company’s stock, however, the inherent effects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares. The Company has no specific plans to issue shares of common stock beyond the Corporate Actions referenced herein. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. If the Board of Directors deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

FRACTIONAL SHARES

We will not issue fractional certificates for post- Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, an additional share shall be issued to all holders of a fractional share. To the extent any holders of pre- Reverse Stock Split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT BEING ASKED TO DO SO.

Reasons for the Amendment to the Articles of Incorporation

The amendment to the Articles of Incorporation will better reflect the operations of the Company going forward as the operations of Vitana-X, Inc. and its subsidiaries will make up the bulk of the Company’s business.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a summary of certain United States federal income tax consequences of the Reverse Stock Split to us and stockholders of our common stock. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion only applies to stockholders that are U.S. persons as defined in the Internal Revenue Code of 1986, as amended, and does not describe all of the tax consequences that may be relevant to a stockholder in light of his particular circumstances or to stockholders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation).  In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction or alternative minimum tax consequences. The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. We believe, however, that because the Reverse Stock Split is not part of a plan to periodically increase or decrease any stockholder’s proportionate interest in the assets or earnings and profits of our company, the Reverse Stock Split should have the federal income tax effects described below:

▪	The exchange of pre-split shares for post-split shares should not result in recognition of gain or loss for federal income tax purposes.
▪	The stockholder’s aggregate tax basis in the post-split shares would equal that stockholder’s aggregate tax basis in the pre-split shares.
▪	The stockholder’s holding period for the post-split shares will include such stockholder’s holding period for the pre-split shares.
▪	Provided that a stockholder held the pre-split shares as a capital asset, the post-split shares received in exchange therefor would also be held as a capital asset.

We believe that our Company should not recognize gain or loss as a result of the Reverse Stock Split. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. We urge all stockholders to consult their own tax advisers to determine the particular federal, state, local and foreign tax consequences to each of them of the Reverse Stock Split.

 TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Stockholders of record of the Common Stock as of the exercise of the Reverse Stock Split Option shall have their total shares reduced on the basis of one post-split share of Common Stock for every 10-1000 pre-split shares outstanding.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

NO DISSENTER’S RIGHTS

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Code. No dissenters' and/or appraisal rights under the Florida Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be affected on or about the close of business on November 28, 2019.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on October 29, 2019, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about November 8, 2019 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

GH Capital, Inc.

Date: November 8, 2019

/s/ William Bollander

By: ______________________

William Bollander,

Chief Executive Officer

By the order of the Board of Directors

/s/ William Bollander

By: ______________________

William Bollander,

Chairman

EXHIBIT A

AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF GH CAPITAL, INC.

AMENDMENT TO ARTICLE 1

FIRST: The name of the Corporation shall be VITANA-X, INC.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to the Amend and Restated Articles of Incorporation this ____ day of November 2019.

/s/

By: ______________________

William Bollander,

Chief Executive Officer